UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2007

National Bancshares Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-14773	34-1518564
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

112 West Market Street, Orrville, Ohio		44667
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 682-1010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

PRESS RELEASE: On April 2007, National Bancshares Corporation issued a press release containing financial information and accompanying discussion for the quarter ended March 31, 2007. A copy of the press release is attached to the Current Report as Exhibit 99.1 and is incorporated into this report by reference.

The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 National Bancshares Corporation press release dated April 20, 2007 containing financial information and accompanying discussion for the quarter ended March 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation

May 16, 2007	By:	David C. Vernon

Name: David C. Vernon
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 National Bancshares Corporation press release dated April 20, 2007 containing financial information and accompanying discussion for the quarter ended March 31, 2007